Exhibit 10.4

OMNIBUS AMENDMENT

This Omnibus Amendment, dated as of November 30, 2005, by and between Conversion Services International, Inc., a Delaware corporation (the “Company”), CSI Sub Corp. (DE), a Delaware corporation (“CSI Sub”), DeLeeuw Associates, LLC, a Delaware limited liability company (“DeLeeuw”), Evoke Software Corporation, a Delaware corporation (“Evoke”) and McKnight Associates, Inc., a Delaware corporation (“McKnight” and, together with the Company, CSI Sub, DeLeeuw, and Evoke, the “Credit Parties” and, each a “Credit Party”) and Laurus Master Fund, Ltd., a Cayman Islands company (the “Purchaser”), amends that certain Security Agreement, dated as of August 16, 2004 (the “Initial Closing Date”), by and between the Credit Parties and Purchaser (as amended, modified or supplemented from time to time, the “Security Agreement”); that certain Secured Revolving Note, dated August 16, 2004, as amended and restated on July 28, 2005, made by the Company in favor of Purchaser for the total principal amount of $4,500,000 (as amended and restated, amended, modified or supplemented from time to time, the “Revolving Note”); that certain Secured Convertible Minimum Note, dated August 16, 2004, made by the Company in favor of Purchaser for the total principal amount of $2,000,000 (as amended, modified or supplemented from time to time, the “MB Note”); that certain Secured Convertible Term Note, dated August 16, 2004, as amended and restated on July 28, 2005, made by the Company in favor of Purchaser for the total principal amount of $5,000,000 (as amended and restated, amended, modified or supplemented from time to time, the “Term Note”, and, together with the Security Agreement, the Revolving Note, the MB Note, and the other Ancillary Agreements (as defined in the Securities Agreement), the “Funding Documents”). Capitalized terms used but not defined herein shall have the meanings given them in the Security Agreement.

PREAMBLE

WHEREAS, pursuant to the Funding Documents, the Purchaser purchased from the Company the Term Note, the Revolving Note and the MB Note;

WHEREAS, the Company has requested that the Purchaser increase the Capital Availability Amount set forth in the Security Agreement to $7,500,000 pursuant to the terms and conditions set forth herein, and the Purchaser is willing to so increase the Capital Availability Amount and, in consideration therefor and in consideration of the other agreements set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Company have agreed to decrease the Fixed Conversion Price of each of the Term Note, the Revolving Note and the MB Note as set forth herein;

NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

1.1 The Security Agreement. The Security Agreement is hereby amended to delete the following definitions of “Capital Availability Amount” and “Revolving Note” contained therein, and in their stead to insert the following definitions in their proper alphabetical order:

“Capital Availability Amount” means $7,500,000.

“Revolving Note” means that secured revolving note made by Company in favor of Laurus in the aggregate principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000).

1.2 Amended and Restated Term Note. The Company shall issue the Purchaser an Amended and Restated Secured Convertible Term Note that is attached and incorporated herein as Exhibit A in substitution and not in satisfaction of the Term Note. The Amended and Restated Convertible Term Note shall include the following changes: The “Fixed Conversion Price” shall be $1.00.

1.3 Amended and Restated Revolving Note. The Company shall issue the Purchaser an Amended and Restated Secured Revolving Note that is attached and incorporated herein as Exhibit B in substitution and not in satisfaction of the Revolving Note. The Amended and Restated Secured Revolving Note shall include the following changes: The “Fixed Conversion Price” shall be $1.00.

1.4 Amended and Restated Secured Convertible Minimum Borrowing Note. The Company shall issue the Purchaser an Amended and Restated Secured Convertible Minimum Borrowing Note that is attached and incorporated herein as Exhibit C in substitution and not in satisfaction of the MB Note. The Amended and Restated Secured Convertible Minimum Borrowing Note shall include the following changes: The “Fixed Conversion Price” shall be $0.62.

2. Miscellaneous.

2.1 The amendments set forth above and in the attached exhibits shall be effective as of the date first above written (the “Amendment Effective Date”) on the date when (i) each of the Credit Parties and the Purchaser shall have executed and each of the Credit Parties shall have delivered to Purchaser its respective counterpart to this Amendment, (ii) each of the Credit Parties and the Purchaser shall have executed and each of the Credit Parties shall have delivered to Laurus its respective counterpart to the Reaffirmation Agreement attached hereto as Exhibit D, (iii) the Company shall have executed, caused to be witnessed and delivered to Purchaser its respective counterpart to each of the Amended and Restated Secured Convertible Term Note attached as Exhibit A hereto, Amended and Restated Secured Revolving Note attached as Exhibit B hereto and Amended and Restated Secured Convertible Minimum Borrowing Note attached as Exhibit C hereto, and (iv) the Purchaser shall have received a management fee of $35,000 arising in connection with the increase made to the Capital Availability Amount as set forth in Section 1.1 above.

2.2  Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Funding Documents, and all of the other forms, terms and provisions of the Funding Documents remain in full force and effect.

2.3      Each Credit Party hereby represents and warrants to Purchaser that (i) no Event of Default exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by each Credit Party in connection with the Funding Documents are true, correct and complete and (iii) on the date hereof, all of the Credit Parties covenant requirements have been met.

2.3  From and after the Amendment Effective Date, all references in the Funding Documents shall be deemed to be references to the Funding Documents, as the case may be, as modified hereby.

2.4  The Company understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Company’s determination that this Amendment is material. The Company agrees to file an 8-K within the period prescribed by the SEC.

2.4 This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

COMPANY:		PURCHASER:

Conversion Services International, Inc.		Laurus Master Fund, Ltd.

By:	/s/ Scott Newman	By:	/s/ David Grin
Name:	Scott Newman	Name:	David Grin
Title:	Chief Executive Officer	Title:	Director

Agreed and Acknowledged:

CSI SUB CORP., INC.

By:	/s/ Scott Newman
Name:	Scott Newman
Title:	Chief Executive Officer

DELEEUW ASSOCIATES, LLC

By:	/s/ Scott Newman
Name:	Scott Newman
Title:	Chief Executive Officer

EVOKE SOFTWARE CORPORATION

By:	/s/ Scott Newman
Name:	Scott Newman
Title:	Chief Executive Officer

MCKNIGHT ASSOCIATES, INC.

By:	/s/ Scott Newman
Name:	Scott Newman
Title:	Chief Executive Officer

EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT D